SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Utilities HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-36490
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Exelon Corporation (NYSE:EXC) announced a 2-for-1 stock split on its common stock payable on May 5, 2004 to shareholders of record as of April 19, 2004. Effective May 11, 2004 the share amount of Exelon Corporation represented by a round lot of 100 Utilities HOLDRS was 30.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1 Utilities HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 14, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  August 6, 2004                 By: /s/ MITCHELL M. COX
                                         -------------------------------------
                                         Name:    Mitchell M. Cox
                                         Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Utilities HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 14, 2003.